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                                                                   EXHIBIT 10.16

             THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO INTELLON CORPORATION, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.


                        SERIES C PREFERRED STOCK WARRANT

                                       OF

                              INTELLON CORPORATION


           THIS CERTIFIES THAT Conexant Systems, Inc. (the "Warrantholder") is entitled to subscribe for and purchase from Intellon Corporation, a Florida corporation (the "Company"), at any time or from time to time from the date hereof to the earlier of (i) the Premium IP Decision Date (defined, and subject to extension, as set forth below), (ii) the closing date of a merger, acquisition or consolidation of the Company into or with another corporation in which the shareholders of the Company shall own less than fifty percent (50%) of the voting securities of the surviving corporation (the "Acquisition"), or (iii) the closing date of a firm underwritten initial public offering of Corporation Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, in which the aggregate price paid for such shares by the public shall be at least $12 million (a "Public Offering"), 700,000 fully paid and nonassessable shares of the Company's Series C Preferred Stock, or in the event the Company's Series C Preferred Stock has previously been automatically converted into Common Stock as set forth in the Articles (as defined below), an equivalent number of shares of Common Stock (the "Shares"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.

           The price per share payable upon the exercise of this Warrant (such price or such other prices as may result from the adjustment specified herein being referred to herein as the "Warrant Price") shall be an amount per share equal to:

           (a) 0.01, provided that (i) this Warrant is exercised on or before the Premium IP Decision Date (as defined in that certain Comprehensive Agreement, dated as of July 2, 1999, between the Company and the Warrantholder (the "Comprehensive Agreement")); (ii) the Premium IP Decision Date is not later than June 30, 2000, and (iii) the Warrantholder has paid to the Company $2.45 million of nonrecurring engineering expenses prior to January 31, 2000 and has not licensed the Premium IP Package (as defined in the Comprehensive Agreement); or


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           (b)        3.50.

           The Warrantholder shall have the right to extend the time period within which this Warrant may be exercised to the earlier of (i) 30 days after the Extended Exclusivity Decision Date (as defined in the Comprehensive Agreement); (ii) the closing date of an Acquisition; or (iii) the closing date of a Public Offering, provided that on the IP Premium Decision Date the Warrantholder agrees:

           (a)        to license the Premium IP Package; and

           (b) to deliver to the Company a minimum of $2.55 million in Prepaid Royalties (as defined in the Comprehensive Agreement) before the later of (x) 30 days after the Premium IP Decision Date or (y) the delivery of the Premium IP Package.

           The foregoing notwithstanding, in no event shall the Warrantholder have the right to extend the time period within which this Warranty may be exercised beyond November 30, 2000.

           Except as set forth above, the Warrant Price shall be payable by cash or cashier's check. This Warrant shall be exercisable in accordance with, and subject to the terms and conditions of, that certain Comprehensive Agreement.

           Upon delivery of this Warrant, together with an executed Notice of Exercise in the form attached hereto as Exhibit A and payment of the Warrant Price of the Shares thereby purchased, at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the Warrantholder shall be entitled to receive a certificate or certificates for the Shares so purchased.

           1. Exercise of Warrant. This Warrant may be exercised, in whole or in part, at any time on or before the earlier of (i) January 31, 2000 (subject to extension as set forth above), (ii) the closing date of an Acquisition, or (iii) the closing date of a Public Offering, by the surrender of this Warrant (with the Notice of Exercise in the form attached hereto as Exhibit A duly executed) at the principal office of the Company and through payment to the Company of the Warrant Price multiplied by the number of Shares then being purchased. The Company shall, within 10 days after such delivery, prepare a certificate for the Shares purchased in the name of the holder of this Warrant, or as such holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such holder hereof of any applicable transfer taxes). In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such reasonable time.

           2. Stock Fully Paid; Reservation of Shares. All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal, taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this

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Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series C Preferred Stock (and/or underlying Common Stock) to provide for the exercise of the rights represented by this Warrant.

           3.         Limitation on Transfer and Exercise.

                      (a) The Company need not register a transfer of this Warrant unless the conditions specified in the legend on the front page hereof are satisfied. Subject to the satisfaction of such conditions, any transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, or the office or agency designated by the Company, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Warrantholder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to the conditions set forth in the legend, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of the Shares without having a new Warrant issued.

                      (b) Subject to the conditions set forth in the legend, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Warrantholder or its agent or attorney. Subject to compliance with this Section 3 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                      (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                      (d) The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

           4. Rights, Preferences, Privileges and Restrictions of Series C Preferred Stock. The Shares of Series C Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Company's Restated Articles of Incorporation (the "Articles"), as such Articles may be amended from time to time in accordance with their provisions. In the event of conversion of the Series C Preferred Stock conversion price prior to exercise of this Warrant, this Warrant shall be exercisable into Common Stock or Series C Preferred Stock on the same terms to which other holders of Series C Preferred Stock impacted by such events are subject following such events. In the event of a stock split, stock dividend, recapitalization or other event which impacts the outstanding Series C Preferred Stock, the number of Shares and the Warrant Price shall be adjusted to give effect to such event.

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           5.        Notices.

                      (a) Upon any adjustment of the Warrant Price and increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price as adjusted and the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

                      (b) In the event that the Company shall propose at any time to effect an Acquisition, the Company shall send to the Warrantholder at least twenty (20) days prior to such Acquisition written notice of the date when the same shall take place. Each such written notice shall be given by first class mail, postage prepaid, addressed to the Warrantholder at the address as shown on the books of the Company for the Warrantholder.

           6. Public Offering Agreement. On the closing date of a Public Offering, the Warrantholder shall enter into an agreement with the Underwriter retained by the Company in connection with such Public Offering not to offer, sell, contract to sell, distribute, grant any option, right, or warrant for the purchase of, or pledge, hypothecate, make any short sale, or otherwise transfer or dispose of, directly or indirectly, any of the Shares, or any securities convertible into, or exercisable or exchangeable for, Shares, or any other Shares acquired by the Warrantholder, for a period of 180 days after the closing date of the Public Offering.

           7.         Miscellaneous.

                      (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Series C Preferred Stock, and underlying Common Stock, to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Company's Articles, as amended, will be duly authorized, validly issued, fully paid and nonassessable.

                      (b) The terms of this Warrant shall be binding and shall inure to the benefit of any successors or assigns of the Company and of the Warrantholder.

                      (c) No Warrantholder, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

                      (d) Receipt of this Warrant by the Warrantholder shall constitute acceptance of and agreement to the foregoing terms and conditions.

                      (e) The Company will not, by amendment of its Articles or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of

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all such actions as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                      (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

                      (g) This Warrant shall be governed by the laws of the State of Florida.

           IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated:  September 10, 1999           INTELLON CORPORATION



                                     By:  /s/ Horst G. Sandfort
                                        ----------------------------------------
                                          Horst G. Sandfort
                                          President and Chief Executive Officer




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                                    EXHIBIT A


                               NOTICE OF EXERCISE

                     [To be signed upon exercise of Warrant]


           The undersigned holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______ shares of Series C Preferred Stock, of Intellon Corporation, and herewith makes payment of $_______ therefor or certifies to Intellon Corporation that it has paid to Intellon Corporation net engineering expenses in accordance with the terms of the Warrant in an amount at least equal to $3.50 for each share of Series C Preferred Stock being purchased pursuant to this Notice of Exercise, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________ whose address is
_________________________________________.

Dated:
      ------------------                    ------------------------------------
                                            (Signature)

                                            ------------------------------------
                                            (Name)

                                            ------------------------------------
                                            (Address)



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                                    EXHIBIT B


                                FORM OF TRANSFER

                  (To be signed only upon transfer of Warrant)


           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________ the right represented by the attached Warrant to purchase _________ shares of Series C Preferred Stock (and/or underlying Common Stock) of Intellon Corporation to which the attached Warrant relates, and appoints ________________________ Attorney to transfer such right on the books of Intellon Corporation with full power of substitution in the premises.

Dated:
      ------------------

                                            ------------------------------------
                                            (Signature must conform in all
                                            respects to name of Holder as
                                            specified on the face of the
                                            Warrant)



                                            ------------------------------------
                                                         (Address)


Signed in the presence of:



---------------------------

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.